VESSELS UNDER CAPITAL LEASE, NET	12 Months Ended
Dec. 31, 2011
VESSELS UNDER CAPITAL LEASE, NET [Abstract]
VESSELS UNDER CAPITAL LEASE, NET
17.	VESSELS UNDER CAPITAL LEASE, NET

(in thousands of $)	2011	2010
Cost	2,073,779	2,314,915
Accumulated depreciation	(1,051,607)	(887,389)
Net book value at end of year	1,022,172	1,427,526

Depreciation expense for vessels under capital lease was $129.8 million, $152.8 million and $198.5 million for the years ended December 31, 2011, 2010 and 2009, respectively.

The outstanding obligations under capital leases are payable as follows:

(in thousands of $)
Year ending December 31,
2012	117,558
2013	115,435
2014	114,311
2015	147,155
2016	143,964
Thereafter	804,029
Minimum lease payments	1,442,452
Less: imputed interest	(429,216)
Present value of obligations under capital leases	1,013,236

As of December 31, 2011, the Company held 32 vessels under capital leases (2010: 37 vessels), of which 28 (2010: 31 vessels) are leased from Ship Finance. These leases are for initial terms that range from 8 to 22 years. The remaining periods on these leases at December 31, 2011 range from 3 to 15 years.

Four of these vessels (2010: five) are leased by the Company from special purpose lessor entities which, were established and are owned by independent third parties who provide financing through debt and equity participation. Each entity owns one vessel, which is leased to the Company, and has no other activities. Prior to the adoption of ASC 810, these special purpose entities were not consolidated by the Company. The Company has determined that these entities are variable interest entities. The determination of the primary beneficiary of a variable interest entity requires knowledge of the participations in the equity of that entity by individual and related equity holders. Our lease agreements with the leasing entities do not give us any right to obtain this information and the Company has been unable to obtain this information by other means. Accordingly the Company is unable to determine the primary beneficiary of these leasing entities. As of December 31, 2011, the original cost to the lessor of the assets under such arrangements was $258.0 million (2010: $383.0 million). As of December 31, 2011 and 2010, the Company's residual value guarantees associated with these leases, which represent the maximum exposure to loss, are $36.0 million.

Put options on vessels leased under leases classified as capital leases are recorded as part of the lease's minimum lease payments. Lease liabilities are amortized so that the remaining balance at the date the put option becomes exercisable is equal to the put option amount. An additional liability is recognized based on the amount, if any, by which the put option price exceeds the fair market value of the related vessel. As of December 31, 2011 no such additional liability had arisen. On December 30 2011, the Company agreed to a rate reduction on all these vessels whereby the Company will pay the higher of an index rate and the former rate, subject to a floor rate. Annual renewals which were at the owners option were replaced with a fixed term of January 1, 2012 to December 31, 2015 and the purchase options that the Company had previously held were removed. A profit share payment will be due at the end of the lease based on 25% of the excess of the aggregate of the index rates over the aggregate of the former rate. As a result of the reassessment of leases whereby all four leases remained as capital leases, capital lease obligations have reduced by $29.8 million, with a corresponding reduction in vessels under capital lease in 2011.

The following table discloses information about the Company's activity with these non-consolidated lessor entities in the three year period ended December 31, 2011:

(in thousands of $)	2011	2010	2009
Exercise of purchase option	56,090	-	-
Repayments of principal obligations under capital leases	56,113	20,579	35,215
Interest expense for capital leases	11,248	14,862	27,202

The lessor has options to put these vessels to the Company at the end of the lease term. Gains arising from the sale and leaseback transactions have been deferred and are being amortized over the lease terms.

In March 2011, the Company exercised its option to purchase the VLCC Front Eagle and simultaneously sold the vessel for $67.0 million, with delivery in the second quarter of 2011, and leased back under a two year operating lease. The transaction is accounted for as a sale and leaseback transaction, with a net gain of $17.0 million being deferred and amortized over the period of the charter.

In July, 2011, the lease agreement between Holyrood Shipping Plc, a subsidiary of ITCL, and Dresdner Kleinwort Leasing was terminated and the outstanding lease obligation of $75.7 million was settled in full using restricted cash. The vessel was sold to another subsidiary of ITCL and was, therefore, transferred from leased to owned vessels at net book value.

The Company has five OBO vessels, six double hull Suezmax tankers, and 17 double hull VLCCs  on long-term fixed rate leases with Ship Finance which expire from 2015-2027 dependant upon the age of the vessels. The leases contain no optional termination periods, purchase options or put options.

In conjunction to the leases with Ship Finance, the Company has also entered into charter ancillary agreements whereby the Company agrees to pay Ship Finance a profit sharing payment equal to 20% of the charter revenues earned by the Company in excess of the daily base charterhire paid to Ship Finance. In the year ended December 31, 2011, total profit share due to Ship Finance was $0.5 million (2010: $30.6 million).

In December 2011, the Company and Ship Finance agreed to a rate reduction of $6,500 per day for all vessels leased from Ship Finance under long-term leases for a four year period that commenced on January 1, 2012. The Company paid Ship Finance up front compensation of $106.0 million on December 30, 2011, of which $50.0 million was a non-refundable prepayment of profit share and $56.0 million was a release of restricted cash serving as security for charter payments. The Company will compensate Ship Finance with 100% of any difference between the renegotiated rates and the actual market rate up to the original contract rates. In addition, the profit share above the original threshold rates was increased from 20% to 25%. As a result of this, obligations under capital leases and vessels under capital leases have been reduced by $126.5 million at December 31, 2011. Obligations under capital leases have also been reduced by the $106.0 million compensation payment to Ship Finance.